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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                   9 1/8% SENIOR SUBORDINATED NOTES DUE 2007

                                       OF

                        HAYES WHEELS INTERNATIONAL, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 9 1/8% Senior Subordinated Notes Due 2007 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

                         By Hand and Overnight Courier:
                               101 Barclay Street
                        Corporate Trust Services Window
                                  Ground Level
                            New York, New York 10286
                       Attention: Reorganization Section
                        By Registered or Certified Mail:
                             101 Barclay Street, 7E
                            New York, New York 10286
                       Attention: Reorganization Section
                                  By Facsimile
                         (Eligible Institutions only):
                                 (212) 815-6339

                         To Confirm by Telephone or for
                               Information Call:
                                 (212) 815-2742

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Hayes Wheels International, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated September 12, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer."

---------------------------------------

---------------------------------------
 Principal Amount of Old Notes
 Tendered:
 -------------------------------------
 Name(s) of Registered Holder(s):
 =====================================
 Amount Tendered: $
 --------------------------------------------------------------------------*
 Certificate No(s). (if available):
 =====================================
 (Total Principal Amount Represented
 by Old Notes Certificate(s))

 $
 -------------------------------------

If Old Notes will be tendered by
 book-entry transfer, provide the
 following information:

 DTC Account Number:
 -----------------------------------------------------------------------
 Date:
 -------------------------------------
* Must be in denominations of $1,000
  and any integral multiple thereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the
                                          undersigned and every obligation of
                                          the undersigned hereunder shall be
                                          binding upon the heirs, personal
                                          representatives, successors and
                                          assigns of the undersigned.

                                                    PLEASE SIGN HERE

                                          X
                                          -------------------------------------
                                          X
                                          -------------------------------------
                                             Signature(s) of Owner(s) or
                                            Authorized Signatory           Date

                                          -------------------------------------

                                             Area Code and Telephone Number

Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a
                                          security position listing, or by
                                          person(s) authorized to become
                                          registered holder(s) by endorsement
                                          and documents transmitted with this
                                          Notice of Guaranteed Delivery. If
                                          signature is by a trustee, executor,
                                          administrator, guardian, attorney-
                                          in-fact, officer or other person
                                          acting in a fiduciary or
                                          representative capacity, such person
                                          must set forth his or her full title
                                          below. Please print name(s) and
                                          address(es).

                                          Name(s):
                                          -------------------------------------

                                          -------------------------------------
                                          Capacity:
                                          -------------------------------------
                                          Address(es):
                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

        The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                             (PLEASE TYPE OR PRINT)

    Name of Firm:
      ----------------------------------            -----------------------------------------
    Address:                                        Authorized Signature
    -----------------------------------------       Title:
    -----------------------------------------       -----------------------------------------
    Zip Code
    -----------------------------------------       Dated:
    Area Code and Telephone No.                     -----------------------------------------

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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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